                        GARTMORE VARIABLE INSURANCE TRUST

                       Gartmore GVIT Emerging Markets Fund
                     Gartmore GVIT International Growth Fund

                      Supplement dated June 26, 2006 to the
                          Prospectus dated May 1, 2006

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

This supplement supercedes the supplement filed on June 16, 2006.

Effective  June 26, 2006,  Christopher  Palmer  replaced both Philip Ehrmann and
Peter Dalgliesh and became sole portfolio  manager of the Gartmore GVIT Emerging
Markets  Fund. As a result of this change,  the section  titled  "Gartmore  GVIT
Emerging Markets Fund" under "Portfolio Management" on page 13 has been restated
in its entirety as follows:

     Gartmore GVIT Emerging Markets Fund

     Christopher  Palmer,  CFA,  of the  Global  Emerging  Markets  team  is the portfolio  manager  of the  Fund.  He is  responsible  for  the  day-to-day management of the Fund, including selection of the Fund's investments.

     Mr. Palmer has been with GGP for 11 years and has  extensive  experience in
     Emerging Markets, Latin America, and hedge fund investments, including five years managing AlphaGen hedge funds. He previously co-managed the Fund from its inception in August 2000 through  February 2004.  Mr. Palmer  graduated from Colgate University in 1986. In 1988, he completed an MBA in Finance at
     New York University.  He also co-manages the Gartmore Emerging Markets Fund and the Gartmore GVIT Developing Markets Fund.

     PS-GVINT-2   6/06